UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2024

ALTERNUS CLEAN ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41306	87-1431377
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

360 Kingsley Park Drive, Suite 250 Fort Mill, South Carolina	29715
(Address of registrant’s principal executive office)	(Zip code)

(800) 581-1531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 21, 2024, Solis Bond Company Designated Activity Company (“Solis”), a company incorporated under the laws of Ireland and indirect wholly owned subsidiary of Alternus Clean Energy, Inc. (the “Company”) closed the sale of 100% of the share capital in Zonnepark Rilland B.V., a private limited liability company formed under the laws of the Netherlands (“SPV”) to Theia Investment (Netherlands) 1 B.V., a private limited liability company formed under the laws of the Netherlands (“Theia”) pursuant to a Share Purchase Agreement (the “Rilland SPA”) that was entered into on January 16, 2024 by and among Solis and Theia, which was previously disclosed in the Company’s Current Report on Form 8-K filed on January 16, 2024. In exchange, Theia paid to Solis a Purchase Price (as defined in the Rilland SPA) of approximately €6.5 million (approximately $7 million).

The foregoing description of the Rilland SPA does not purport to be complete and is qualified in its entirety by reference to the complete text of the Rilland SPA, a copy of which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 16, 2024, and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On February 21, 2024, Alternus Energy Group plc (OSE: ALT), a majority stockholder of the Company, disclosed Solis’ sale of the Rilland SPV in a notice to the Euronext Growth Oslo stock exchange. A copy of the notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Purchase Agreement, dated January 16, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-41306), filed with the Securities and Exchange Commission on January 16, 2024
99.1	Euronext notice related to Rilland sale, dated February 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2024	ALTERNUS CLEAN ENERGY, INC.

	By:	/s/ Vincent Browne
	Name:	Vincent Browne
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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